ANNUAL REPORT
November 30, 1997

Key Mutual
Funds

SBSF Fund
SBSF Convertible Securities Fund
SBSF Capital Growth Fund

LOGO (R)
KeyFunds

Key Asset
Management Inc.
(KAM), a subsidiary
of KeyCorp, is the
investment adviser to
Key Mutual Funds, which
consists of several different
portfolios, three of which
are included in this annual
report. Key Mutual Funds are
sponsored and distributed
by BISYS Fund Services,
which is not affiliated with
KeyCorp or its subsidiaries.
KAM receives a fee for its
services from Key
Mutual Funds.

Shares of the Funds are not deposits or other obligations of, or guaranteed or endorsed by SBSF, any KeyBank, any of their affiliates or any other bank. Shares of the Funds are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in mutual fund shares is subject to investment risks, including the possible loss of the principal amount invested.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' objectives and policies, experience of its management, marketability of shares and other information.

LOGO (R)
KeyFunds

KEY MUTUAL FUNDS (THE SBSF FUNDS)
Letter to Our Shareholders

Dear Shareholders:
We are happy to present this Annual Report for the fiscal year ended November 30, 1997. This fiscal year the assets of the Key Funds Complex increased by nearly 85%, a testimony not only to the stellar performance of the US financial markets but also to your confidence in our investment style and management.

Towards the end of the fiscal year ended November 30, 1997, the US financial markets experienced turbulence stemming from the Asian currency crisis. Despite the subsequent recovery, the intraday low of less than 7,000 reached by the Dow Jones Industrial Average towards the end of October 1997 serves as a reminder that investor confidence is a crucial factor in the pricing of securities. However, it is economic fundamentals that are important over the long term and your Fund managers are firmly focused on this aspect of investment management.

In the following pages, your Fund managers discuss performance and the strategies employed during the fiscal year 1997. These commentaries, along with the related financial data, provide comprehensive information about the Funds. As always, we welcome your comments on this Annual Report.

/s/ Leigh A. Wilson

Leigh A. Wilson
President, The Key Funds

January 15, 1998


KEY MUTUAL FUNDS (THE SBSF FUNDS)

Investment
Review and Outlook

Dances with Bears

At a time of the year when the air usually gets cool and bears prepare to hibernate, temperatures have instead been rising from the heat of furious trading on capital markets around the world. Rather than trying to find a cozy cave in which to sleep away the winter, bears of the Wall Street variety have been seen lurking around trading desks on six continents, sending analysts and investors scurrying for shelter.

If one is looking retrospectively, there is some latitude in what constitutes a bear market, as compared to a correction in a bull market. Corrections are generally considered to be short-term in nature (lasting only a few months at worst), and are usually contained to less than 20% (the retreat of August-October 1987 stands out as a significant exception). Bear markets, on the other hand, are typically defined as retreats of 20% or more that stretch out for at least a year. In the ever-rosy ways of Wall Street, everything that's neither a bear market nor a correction must therefore be a bull market. But when returns are positive but below average, or negative but not excessively so, they typify markets that are neither bull nor bear, but some sort of investment purgatory.

The primary reason I have been hesitant to proclaim a bear market is the lack of an obvious domestic policy mistake, either fiscal or monetary. Nearly every bear market of the past can be traced to policy blunders of one sort or another, the most famous being the Smoot-Hawley trade restrictions that helped turn the stock market crash of 1929 into the Great Depression of the 1930s. If one looks at this country's policy stance today, there is little to be worried about. Monetary policy under Fed Chairman Alan Greenspan has not been overly restrictive (though the word "easy" does not come to mind, either), and his most recent comments suggest that he is not going to tighten soon. And while the balanced budget amendment could prove to be a modest fiscal drag at times, the recent tax law changes should be somewhat stimulative, and I think the net impact will be positive.

However, we live in a global market, as we have been reminded time and again in recent months. For as clean as the policy slate may be in the U.S., those of many of our nation's most important trading partners are covered with glaring mistakes, and the impact cannot escape the domestic markets. But let's say that our nation's various policy-makers keep steering the boat in the right direction, and make all of the right decisions. Investors may still have to dance with the bears as the perfect balance of low unemployment, good earnings growth and low inflation begins to unravel in 1998. We've already experienced fairly sharp deceleration in trend-line earnings growth, but I think that we're about to down-shift another notch.

We've already heard warnings from great companies like Coca-Cola, Gillette and Procter & Gamble, whose non-U.S. profits have been damaged by the strength of the dollar and the weakness of various local economies overseas. More important, I think that domestic profit margins have peaked, which may reduce bottom line growth to the mid-single digits (roughly equal to top line growth). Operating margins are likely to be squeezed a little by higher labor costs, the product of the nation's lowest rate of unemployment in 24 years.

As evidenced by the latest statistics from the Labor Department, wages are accelerating as employers are having to pay up to attract and to retain qualified help. While productivity gains can be expected to offset some of this wage increase, look for overall unit labor costs to rise at a rate well in excess of inflation next year (don't forget, labor accounts for nearly three-quarters of the cost of producing the nation's goods and services). Speaking of offsets, lower interest rates will likely have a neutralizing effect on the decline in operating margins, bringing 1998 net margins in flat with 1997 levels. The costs associated with retooling (computer hardware and software) for the year 2000 will also be substantial.

Synthesizing these forecasts, it looks to me like the S&P 500 will earn about $48.00 or so from operations in 1998, followed by $50.50-$51.00 in 1999. Short-term interest rates are likely to remain unchanged for the next several months, and perhaps decline a bit by the end of 1998. Long rates are likely to trade between 6.0% and 6.5%, though they could move below 6.0% if it appears that a domestic economic slowdown will unfold sooner rather than later. At 955, the S&P is now trading at a little over 19 times next year's estimated earnings, nearly three times the anticipated three-year earnings growth rate.
Even with interest rates as low as they are, this strikes me as being at least 10% too rich, especially when one can buy the stocks of smaller and mid-sized companies, whose earnings are expected to grow at a substantially faster pace, for roughly the same multiple.

So why am I not 100% sure that we're in a bear market, given the prospects detailed above? For one thing, U.S. investors continue to pour huge sums of new cash into the market, despite the scary headlines of the past few months. Much of this is coming from 401(k) plans, which put money into the markets regardless of the environment. In addition, corporations stand ready to buy their stock on dips, putting some of their cash to work in support of their stock price. I'm not a big fan of supply and demand arguments for stocks (to me, the supply is ultimately infinite, since companies can always issue more shares), but I can't ignore them, either. In addition, I think that the margin pressure described above will catalyze a significant new wave of merger and acquisition activity in a wide variety of industries, as competitors seek ways to increase efficiency.

By itself, such deal-making can't stop a bear market, but it can foster a "Who's next?" mentality among investors, who in turn bid up the shares of the stock they believe to be the next acquisition target.
Third, I've heard from a few bullishly-inclined friends that things can't get much worse overseas. Therefore, whenever one of the afflicted nations in Asia or elsewhere decides to undo some of its policy mistakes, overseas markets have the potential to explode to the upside, and carry the U.S. stock market with them. Finally, I'm keenly aware of the "safe harbor" argument espoused by many market observers. According to this view, the U.S. markets may not be cheap and the economy may not be completely wart-free, but they look a lot better than anything else out there, and will therefore attract the marginal investment dollar.

Frankly, these are all bull market beliefs. One of the qualitative traits of a true bear market is the erosion and eventual absence of such hopeful views. Though there is considerably greater worry on Wall Street today compared to this past summer, the prevailing attitude there and on Main Street is still one of optimism. Should investor confidence deteriorate, I think the market averages will follow suit (or is it the other way around?).

Regardless of which animal is roaming the streets, market volatility promises to remain high. Although a savvy investor who takes advantage of peaks and valleys to sell and buy stocks could benefit from this scenario, fundamental company-specific research is still critical, especially since I think it will be harder to post good performance by merely making sector bets. Above all, be alert. As big as bears are, they're also pretty sneaky, and you can't always count on seeing them before they see you (and your portfolio).

/s/ Charlie Crane

Charlie Crane
Chief Market Strategist, Key Asset Management Inc.

November 30, 1997


KEY MUTUAL FUNDS (THE SBSF FUNDS)
Fund Managers' Comments

Key SBSF Fund

The overall stock market, as represented by the S&P 500, surprised many observers by continuing to advance for the last eleven consecutive quarters matching an all-time record set between 1992 and 1995. Many of the traditional valuation techniques such as price to book value or dividend yield have had to be discarded one by one as the market's advance seemingly has made them obsolete.

Nevertheless, the Key SBSF Fund had a difficult year in 1997 because the Fund's value orientation and defensive characteristics were attributes that were not in demand by investors in 1997. In addition, the concentrated nature of the Fund, with only 35-40 holdings, caused higher volatility than usual.

As a result, the Fund will be undergoing some changes in 1998. Under its new co-portfolio manager, the Fund will increase its emphasis on larger companies and diversification.

Long term, the basic fundamentals of the market are quite strong. Positive forces include the relentless inflow of cash into the equity market and the stunning focus and improving profitability of the American corporation. The risks and concerns of investors revolve around the high valuation levels; this does not necessarily mean that stock prices will decline, but only that it allows less leeway for mistakes.

Key SBSF Convertible Securities Fund

During the early months of the fiscal year, rising interest rates negatively impacted the Fund's relative performance. However, the Fund was able to perform quite well during the retreat of the equitymarket towards the end of the fiscal year. For the fiscal year ended November 30, 1997, the Fund provided a total return of 16.26%. Given the portfolio composition of the Fund, it is understandablethat this would fall short of the S&P 500 Index's one year return of 28.52%. However, it compares favorably with the Lipper Convertible Securities Fund Index's return of 16.10% for for the same period.*

During the fiscal year the Fund's security purchases were concentrated mainly in issues that were less equity sensitive. This enabled the Fund to maintain a relatively high yield, as well as maintain a lower level of price volatility than its competitors. During the recent correction in the market, the Fund's cash flow was used to invest in technology companies, an industry sector that suffered meaningful reevaluations in the marketplace. It is expected that these purchases will provide a good source of current income, and in the long term capital appreciation. Under all circumstances, our goal is to provide you with an investment vehicle that will have one of the best risk/reward ratios in the industry.

The Key SBSF Capital Growth Fund

The long overdue rally in small company stocks, which began towards the end of April 1997, occurred after such stocks had reached their lowest valuations relative to large companies in over five years.
The rebound in small stock prices, paced by strong earnings reports, picked up momentum over the summer. The Fund has no predetermined industry weightings, but investment themes do emerge as we find prosperous companies clustered in strong economic sectors. This forces us to look beyond businesses that are classically defined as growth areas, and examine undiscovered opportunities in stocks which meet our 25% earnings hurdle. Our initial investment in the oil drilling group, just as it was emerging from a difficult period, is a prime example of this kind of creative research.

Going forward, we believe that this trend towards small cap outperformance can be sustained and will draw increasing investor attention. It is likely that the profit growth of larger companies will continue to be hampered by the negative impact of a strong dollar and a diminished ability to affect further cost-cutting. We also expect money to be flowing into small-cap companies due to the lowering of the capital gains tax rate and the devaluation in Asian currencies which has soured risk- oriented investors in those markets and may lead them to domestic emerging growth companies instead.

Looking ahead to 1998 better earnings potential should propel small stock prices higher from current valuations, which are still very close to their historical lows. Based on 1998 earnings estimates of +51% and a price/earnings ratio of 25, the stocks in the portfolio are selling at one-half their expected growth rates. We believe that modest economic growth and continued moderate inflation should provide the perfect environment in which small growth companies can flourish.
Keeping in mind the small capitalization nature of the Fund, its benchmark has been changed from the S&P 400 Mid Cap Index to the Russell 2000. (Index definitions are on page 6.)

*The Lipper Convertible Securities Fund Index is an equal weighted index of the largest mutual funds whose portfolios consist primarily of convertible bonds and convertible preferred stocks.



SBSF FUND
vs. S&P 500


           SBSF Fund   S&P 500<F1>

10/83      10,000       9,884
11/83      10,030      10,093
11/84      11,009      10,394
11/85      14,263      13,408
11/86      15,911      17,123
11/87      14,696      16,319
11/88      17,832      20,108
11/89      23,191      26,316
11/90      23,037      25,405
11/91      26,006      30,574
11/92      28,232      36,221
11/93      34,710      39,879
11/94      32,979      40,016
11/95      42,991      54,815
11/96      53,178      70,086
11/97      59,162      90,700


<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Fund and the SBSF Convertible Securities Fund are net of fees and expenses.




SBSF FUND


                 Average
                 Annual Return

One Year         11.25%
Three Years      21.51%
Five Years       15.95%
Ten Years        14.94%
SINCE INCEPTION
10/17/83         13.40%




SBSF CONVERTIBLE
SECURITIES FUND


                 Average
                 Annual Return

One Year         16.26%
Three Years      18.96%
Five Years       14.54%
SINCE INCEPTION
4/14/88          12.59%




SBSF CONVERTIBLE SECURITIES FUND vs.
S&P 500 AND LIPPER CONV. SEC FUND INDEX


        SBSF Conv. Fund  S&P 500<F1>  Lipper Conv. Sec.<F2>

4/88    10,000           10,123       10,125
11/88   10,142           10,835       10,419
11/89   11,955           14,179       12,224
11/90   11,336           13,689       11,455
11/91   14,321           16,474       13,897
11/92   15,925           19,517       16,461
11/93   19,496           21,488       18,869
11/94   18,645           21,562       18,334
11/95   22,455           29,535       21,621
11/96   27,009           37,764       25,090
11/97   31,401           48,871       29,216


<F1> The S&P 500 Index (S&P 500) is an index of widely held common stocks which is unmanaged and therefore not subject to any fees or expenses. The performance figures presented for the SBSF Fund and the SBSF Convertible Securities Fund are net of fees and expenses.

<F2> The Lipper Convertible Securities Fund Index (Lipper Conv. Sec.)
     is an equal weighted index of the largest mutual funds whose portfolios consist primarily of convertible bonds and convertible preferred stocks.


The accompanying presentations are hypothetical illustrations of the results of a $10,000 investment on the respective inception dates of each Fund and the subsequent reinvestment of all dividends and capital gain distributions through November 30, 1997. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forthherein may reflect the waiver of a portion of certain fees for various periods since the Funds' inception date. In such instances and without such waiver of fees, the total returns would have been lower. Fee waivers are voluntary and may be modified or terminated at any time. The performance data quoted represent past performance and are not predictive of future results.



SBSF CAPITAL GROWTH FUND vs. RUSSELL 2000


           SBSF Capital Growth  S&P 400 Mid Cap Index<F1>  Russell 2000<F2>

11/93      10,000               10,000                     10,000
11/94       9,450                9,776                      9,562
11/95      12,288               12,950                     12,288
11/96      12,806               15,381                     14,318
11/97      14,095               19,604                     17,669


<F1> The Standard and Poor's 400 Mid Cap Index (S&P 400 Mid Cap) is
     a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-sized companies.

<F2> The Russell 2000 Index (Russell 2000) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small-to mid-sized companies. The performance of the SBSF Capital Growth Fund is net of fees and expenses.

     The above presentation is a hypothetical illustration of the results of a $10,000 investment on the Fund's inception date and the subsequent reinvestment of all capital gain distributions through November 30, 1997. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth herein may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. The performance data quoted represent past performance and are not indicative of future results.

     Small capital funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.




SBSF CAPITAL
GROWTH FUND


                 Average
                 Annual Return

One Year         10.07%
Three Years      14.26%
SINCE INCEPTION
11/1/93           8.77%




November 30, 1997

SBSF FUND
Statement of Investments


SECURITY                                             SHARES OR            VALUE
DESCRIPTION                                          PRINCIPAL AMOUNT

COMMERCIAL PAPER (1.9%)
Financial Services (1.9%)
  General Electric Capital Corp.,
    5.80%, 12/1/97                                   $1,752,045           $ 1,752,045

Total Commercial Paper
  (Cost $1,752,045)                                                         1,752,045

COMMON STOCKS (98.2%)
Aluminum (1.6%)
  Reynolds Metal Co.                                     25,000             1,423,438

Computers & Peripherals (6.4%)
  Cisco Systems, Inc. <F2>                               20,000             1,725,000
  International Business
    Machines Corp.                                       38,200             4,185,288
                                                                            5,910,288

Conglomerates (6.8%)
  Canadian Pacific, Ltd.                                113,600             3,216,300
  Corning, Inc.                                          30,000             1,273,125
  Textron, Inc.                                          30,000             1,773,750
                                                                            6,263,175

Construction (2.4%)
  Beazer Homes USA, Inc. <F2>                           125,000             2,218,750

Consumer Products (0.0%)
  Carlyle Industries, Inc. <F2>                          24,130                37,704

Electronic & Electrical--General (1.6%)
  Vishay Intertechnology, Inc. <F2>                      69,300             1,468,294

Financial Services (1.7%)
  Travelers Group, Inc.                                  30,000             1,515,000

Food Processing & Packaging (2.3%)
  Sara Lee Corp.                                         40,000             2,115,000

Health Care (1.0%)
  HealthPlan Services Corp.                              45,882               886,106

Industrial Goods & Services (4.5%)
  Dover Corp.                                            15,300             1,026,056
  Hexcel Corp. <F2>                                     121,300             3,070,407
                                                                            4,096,463

Insurance (10.0%)
  American International
    Group, Inc.                                          30,000             3,024,375
  Partner Re Ltd.                                       115,500             4,995,374
  RenaissanceRe Holdings Ltd.                            27,000             1,130,625
                                                                            9,150,374

Investment Companies (1.6%)
  Noel Group, Inc. <F2>                                 225,000               787,500
  Tele-communications TCI
    Ventures Group, Class A <F2>                         29,104               658,478
                                                                            1,445,978

Medical Services (3.5%)
  Tenet Healthcare Corp. <F2>                           100,000             3,168,750

Medical--Biotechnology (3.9%)
  Biogen, Inc. <F2>                                      44,800             1,568,000
  Genzyme Corp.--Tissue Repair <F2>                       2,280                17,385
  Genzyme Corp. <F2>                                     76,000             2,037,750
                                                                            3,623,135

Metals & Mining (0.7%)
  Cleveland Cliffs, Inc.                                 14,500               625,313

Oil & Gas Exploration, Production & Services (8.9%)
  Anadarko Petroleum Corp.                               40,000             2,600,000
  Forcenergy, Inc. <F2>                                  90,000             2,795,624
  Noble Affiliates, Inc.                                 74,200             2,754,675
                                                                            8,150,299

Pharmaceuticals (5.1%)
  American Home Products Corp.                           25,000             1,746,875
  SmithKline Beecham PLC ADR                             60,000             2,977,500
                                                                            4,724,375

Pollution Control Services & Equipment (2.0%)
  Waste Management, Inc.                                 75,000             1,846,875

Radio & Television (1.3%)
  Tele-Communications, Inc.,
    Class A <F2>                                         50,896             1,165,837

Real Estate (3.6%)
  Avatar Holdings, Inc. <F2>                            119,347             3,341,716

Real Estate Investment Trusts (6.3%)
  Cousins Properties, Inc.                              100,000             3,025,000
  Security Capital Industrial Trust                     108,333             2,728,637
                                                                            5,753,637

Semiconductors (5.9%)
  Intel Corp.                                            46,000             3,570,750
  LSI Logic Corp. <F2>                                   80,000             1,860,000
                                                                            5,430,750

Steel (2.5%)
  J&L Speciality Steel, Inc.                            235,000             2,291,250

Utilities--Electric (3.2%)
  Northeast Utilities                                   225,000             2,910,938

Utilities--Telecommunications (11.4%)
  AirTouch
    Communications, Inc. <F2>                           140,000             5,494,999
  Bell Atlantic Corp.                                    28,400             2,534,700
  GTE Corp.                                              48,500             2,452,281
                                                                           10,481,980

Total Common Stocks
  (Cost $68,504,975)                                                       90,045,425

WARRANTS (0.0%)
Real Estate Investment Trusts (0.0%)
  Security Capital Group,
    Class B Warrants                                      5,043                27,105

Total Warrants (Cost $0)                                                       27,105

Total Investments
  (Cost $70,257,020) <F1>                                 100.1%           91,824,575
Other assets in excess of liabilities                      (0.1)%             (90,649)

TOTAL NET ASSETS                                          100.0%          $91,733,926


<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
       Unrealized appreciation        $24,933,275
       Unrealized depreciation         (3,365,720)
       Net unrealized appreciation    $21,567,555

<F2> Non-income producing securities.

PLC Public Liability Company
ADR American Depository Receipt

See accompanying Notes to Financial Statements




November 30, 1997

SBSF CONVERTIBLE SECURITIES FUND
Statement of Investments


SECURITY                                                 SHARES OR           VALUE
DESCRIPTION                                              PRINCIPAL AMOUNT

COMMERCIAL PAPER (1.4%)
Financial Services (1.4%)
  General Electric Capital Corp.,
    5.80%, 12/1/97                                       $1,432,263          $  1,432,263

Total Commercial Paper
  (Cost $1,432,263)                                                             1,432,263

COMMON STOCKS (4.0%)
Banks (1.9%)
  Commerce Bancorp, Inc.                                     33,000             1,383,937
  Mercantile Bancorporation, Inc.                            11,320               588,640
                                                                                1,972,577

Computers & Peripherals (0.1%)
  Data General Corp. <F2>                                     6,200               111,213

Financial Services (0.9%)
  First Republic Bank <F2>                                   36,582             1,010,578

Steel (1.1%)
  A.K. Steel Holding Corp.                                   58,000             1,141,875

Total Common Stocks
  (Cost $2,482,110)                                                             4,236,243

CONVERTIBLE BONDS (43.5%)
Aerospace/Defense (0.5%)
  Rohr, Inc., Subordinated
    Debentures,
    7.00%, 10/1/12,
    Continuously Callable @ 100                             500,000               484,375

Airlines (0.5%)
  Alaska Air Group, Inc.,
    Debentures,
    6.88%, 6/15/14,
    Callable 6/15/98 @ 100.69                               500,000               562,500

Banks (0.6%)
  Midlantic Corp.,
    Subordinated Debentures,
    8.25%, 7/1/10,
    Continuously Callable @ 100                             250,000               576,875

Broadcasting & Publishing (1.1%)
  Scholastic Corp.,
    Subordinated,
    5.00%, 8/15/05,
    Callable 8/15/98 @ 100 <F3>                           1,000,000               877,500
  Thomas Nelson, Inc.,
    Subordinated Notes,
    5.75%, 11/30/99,
    Continuously Callable
    @ 103.29 <F3>                                           325,000               311,594
                                                                                1,189,094

Commercial Services (1.2%)
  Complete Management, Inc.,
    Subordinated Debentures,
    8.00%, 12/15/03,
    Callable 12/6/99 @ 100.00                               500,000               551,250
  CUC International, Inc.,
    Subordinated Notes,
    3.00%, 2/15/02,
    Callable 2/15/00 @ 101.2 <F3>                           250,000               281,563
  PhyMatrix Corp.,
    Subordinated Debentures,
    6.75%, 6/15/03,
    Callable 6/18/99 @ 103.86                               500,000               448,750
                                                                                1,281,563

Computers & Peripherals (5.5%)
  Convex Computer Corp.,
    Subordinated Debentures,
    6.00%, 3/1/12,
    Continuously Callable @ 100                             500,000               488,750
  Data General Corp.,
    Subordinated Notes,
    6.00%, 5/15/04,
    Callable 5/18/00 @ 103.43 <F3>                          500,000               494,375
  EMC Corp., Subordinated Notes,
    3.25%, 3/15/02,
    Callable 3/15/00 @ 101.3                                250,000               365,625
  HMT Technology Corp.,
    Subordinated Notes,
    5.75%, 1/15/04,
    Callable 1/20/00 @ 103.29 <F3>                          250,000               223,438
  HMT Technology Corp.,
    Subordinated Notes,
    5.75%, 1/15/04,
    Callable 1/20/00 @ 103.29                             1,250,000             1,117,187
  Micron Technology, Inc.,
    Subordinated Notes,
    7.00%, 7/1/04,
    Callable 7/3/01 @ 103                                   725,000               666,094
  Read-Rite Corp.,
    Subordinated Notes,
    6.50%, 9/1/04,
    Callable 9/7/00 @ 103.7                                 750,000               668,437
  Recognition International, Inc.,
    Debentures,
    7.25%, 4/15/11,
    Continuously Callable @ 100
    (Called 12/5/97 @ 100)                                1,760,000             1,777,599
                                                                                5,801,505

Conglomerates (2.0%)
  MascoTech, Inc.,
    Subordinated Debentures,
    4.50%, 12/15/03,
    Callable 12/15/97 @ 102.5                             1,500,000             1,295,625

  Ogden Corp., Eurodollar
    Subordinated Debentures,
    6.00%, 6/1/02,
    Callable 6/1/98 @ 100.6                                 875,000               844,375
                                                                                2,140,000

Electronic & Electrical--General (1.3%)
  Lam Research Corp.,
    Subordinated Notes,
    5.00%, 9/1/02 <F3>                                      750,000               674,364
  VLSI Technology, Inc.,
    Subordinated Notes,
    8.25%, 10/1/05,
    Callable 10/3/99 @ 102.48                               750,000               720,000
                                                                                1,394,364

Entertainment (0.5%)
  Family Golf Centers, Inc.,
    Subordinated Notes,
    5.75%, 10/15/04,
    Callable 10/15/00 @ 102.88                              500,000               500,000

Financial Services (0.7%)
  Fort Bend Holding Corp.,
    Subordinated Debentures,
    8.00%, 12/1/05,
    Callable 12/1/98 @ 105.6                                400,000               725,000

Health Care (1.7%)
  NovaCare, Inc.,
    Subordinated Debentures,
    5.50%, 1/15/00,
    Callable 1/15/98 @ 101.57                               500,000               485,787
  Quantum Health Resources, Inc.,
    Subordinated Debentures,
    4.75%, 10/1/00,
    Callable 10/1/98 @101.36                                750,000               703,125
  Sunrise Assisted Living, Inc.,
    Subordinated Notes,
    5.50%, 6/15/02,
    Callable 6/15/00 @ 102.2 <F3>                           500,000               580,000
                                                                                1,768,912

Hotels & Motels (1.6%)
  CapStar Hotel Co.,
    Subordinated Notes,
    4.75%, 10/15/04,
    Callable 10/15/00 @ 100                                 500,000               500,000
  HFS, Inc., Senior Notes,
    4.75%, 3/1/03,
    Callable 3/3/00 @ 102.04                                525,000               638,531
  Hilton Hotels Corp.,
    Subordinated Notes,
    5.00%, 5/15/06,
    Callable 5/15/99 @ 102.86                               500,000               570,000
                                                                                1,708,531

Insurance (2.7%)
  First Central Financial Corp.,
    Subordinated Debentures,
    9.00%, 8/1/00,
    Callable 8/1/98 @ 100.63 <F4>                            76,000                15,200
  Pioneer Financial Services, Inc.,
    Subordinated Notes,
    6.50%, 4/1/03,
    Callable 4/6/99 @ 103.30                              1,600,000             2,818,000
                                                                                2,833,200

Medical Equipment & Supplies (0.6%)
  ThermoTrex Corp.,
    3.25%, 11/1/07,
    Callable 11/1/00 @ 100,
    Guaranteed by Thermo Electron                           620,000               620,000

Medical--Biotechnology (4.9%)
  Centocor, Inc., Eurodollar
    Subordinated Debentures,
    6.75%, 10/16/01,
    Callable 10/16/98 @ 100 <F3>                          3,000,000             3,015,000
  PerSeptive Biosystems, Inc.,
    Subordinated Notes,
    8.25%, 8/15/01,
    Callable 8/25/98 @ 103.54                             2,000,000             2,075,000
                                                                                5,090,000

Office Equipment & Supplies (Non-Computer Related) (0.2%)
  U.S. Office Products Co.,
    Subordinated Notes,
    5.50%, 5/15/03,
    Callable 5/15/99 @ 103.14 <F3>                          250,000               234,063

Oil & Gas Exploration, Production & Services (1.6%)
  Lomak Petroleum, Inc.,
    Subordinated Debentures,
    6.00%, 2/1/07,
    Callable 2/1/00 @ 104 <F3>                              750,000               827,813
  SFP Pipeline Holdings, Inc.,
    Debentures,
    11.16%, 8/15/10                                         500,000               838,750
                                                                                1,666,563

Oil-Integrated Companies (0.9%)
  Pennzoil Co.,
    Subordinated Debentures,
    6.50%, 1/15/03,
    Callable 1/15/98 @ 103.25                               500,000               958,125

Oilfield Services & Equipment (1.1%)
  Diamond Offshore Drilling, Inc.,
    Subordinated Notes,
    3.75%, 2/15/07,
    Callable 2/22/01 @ 102.08                               475,000               640,656

  Loews Corp.,
    Subordinated Notes,
    3.13%, 9/15/07,
    Callable 9/15/02 @ 101.56,
    Convertible into Shares
    of Diamond Offshore
    Drilling, Inc.                                          500,000               500,000
                                                                                1,140,656

Pharmaceuticals (1.4%)
  ALZA Corp.,
    Subordinated Debentures,
    5.00%, 5/1/06,
    Callable 5/1/01 @ 102.14                                975,000               955,500
  Atrix Labs, Inc.,
    Subordinated Notes,
    7.00%, 12/1/04,
    Callable 12/5/00 @ 103 <F3>                             500,000               500,000
                                                                                1,455,500

Pollution Control Services & Equipment (0.5%)
  USA Waste Services, Inc.,
    Subordinated Notes,
    4.00%, 2/1/02,
    Callable 2/1/00 @ 101.6                                 500,000               507,500

Primary Metal & Mineral Production (0.4%)
  Homestake Mining Co., Eurodollar
    Subordinated Debenture,
    5.50%, 6/23/00,
    Continuously Callable @ 100 <F3>                        500,000               467,800

Real Estate Investment Trusts (2.4%)
  Health Care Property Investors, Inc.,
    Subordinated,
    6.00%, 11/8/00,
    Callable 11/15/98 @ 100 <F3>                            950,000               984,438
  Macerich Co.,
    Subordinated,
    7.25%, 12/15/02,
    Callable 6/15/02 @ 100 <F3>                             500,000               493,125
  Meditrust, Debentures,
    7.50%, 3/1/01,
    Callable @ Par                                          840,000             1,071,000
                                                                                2,548,563

Retail--Department Stores (0.8%)
  Saks Holdings, Inc.,
    Subordinated Notes,
    5.50%, 9/15/06,
    Callable 9/15/99 @ 103.85                             1,000,000               881,250

Retail--Drug Stores (1.1%)
  Rite Aid Corp.,
    Subordinated Notes,
    5.25%, 9/15/02,
    Callable 9/15/00 @ 102.1 <F3>                         1,000,000             1,120,000

Retail--Specialty Stores (4.4%)
  Corporate Express, Inc.,
    4.50%, 7/1/00,
    Callable 7/1/99 @ 101.13                                750,000               686,250
  General Host Corp.,
    Subordinated Notes,
    8.00%, 2/15/02,
    Callable 2/15/98 @ 102                                2,000,000             2,010,000
  Michaels Stores, Inc.,
    Subordinated Notes,
    6.75%, 1/15/03,
    Callable 1/15/98 @ 103.16                               750,000               771,563
  The Sports Authority, Inc.,
    Subordinated Notes,
    5.25%, 9/15/01,
    Callable 9/15/99 @ 102.1                                250,000               233,750
  The Sports Authority, Inc.,
    Subordinated Notes,
    5.25%, 9/15/01,
    Callable 9/15/99 @ 102.1 <F3>                         1,000,000               935,000
                                                                                4,636,563

Steel (1.9%)
  USX Corp.,
    Subordinated Debentures,
    5.75%, 7/1/01,
    Continuously Callable @ 100
    (Called 12/12/97 @ 100)                               2,000,000             1,997,500

Telecommunications (0.7%)
  DSC Communications Corp.,
    Subordinated Notes,
    7.00%, 8/1/04,
    Callable 8/1/00 @ 104, <F3>                             750,000               708,750

Wholesale Distribution (0.7%)
  Richey Electronics, Inc.,
    Subordinated Notes,
    7.00%, 3/1/06,
    Callable 3/4/99 @ 103.5                                 750,000               727,500

Total Convertible Bonds
  (Cost $42,467,970)                                                           45,726,252

CONVERTIBLE PREFERRED STOCK (46.0%)
Banks (5.2%)
  Golden State Bancorp,
    8.75%, Series A,
    Callable 10/1/98 @ $26.094                               25,000             2,050,000
  Jefferson-Pilot Corp., 7.25%                               27,300             2,880,149
  Matewan Bancshares, Inc.,
    7.50%, Series A,
    Callable 3/15/00 @ $26.125                               19,000               501,125
                                                                                5,431,274

Broadcasting & Publishing (1.0%)
  Houston Industries, Inc.,
    7.00%, 7/1/00, Convertible into
    Shares of TimeWarner, Inc.                               19,500             1,082,250

Computers & Peripherals (1.1%)
  Unisys Corp., $3.75, Series A                              25,000             1,146,875

Conglomerates (0.7%)
  Corning Delaware L.P., 6.00%,
    Callable 8/5/98 @ $51.80,
    Guaranteed by Corning, Inc.                              11,200               758,800

Construction (0.9%)
  Beazer Homes USA, Inc.,
    8.00%, Series A,
    Callable 9/1/98 @ $26.25                                 35,000               964,688

Containers--Metal, Glass, Paper, Plastic (1.3%)
  Crown Cork & Seal Co. Inc.,
    4.50%                                                    29,000             1,315,875

Financial Services (2.3%)
  Mandatory Common
   Exchange Trust, 7.25%                                     20,000               820,000
  MCN Financing III, 8.00%                                   13,100               782,725
  Merrill Lynch, IMC Global, Inc.
    STRYPES, 6.25%                                           24,000               834,000
                                                                                2,436,725

Food Processing & Packaging (0.6%)
  Ralston Purina Co., 7.00%                                  10,000               662,500

Health Care (1.2%)
  MedPartners, Inc., 6.50%, TAPS                             50,000             1,200,000

Hotels & Motels (0.4%)
  Signature Inns, Inc.,
    $1.70, Series A                                          26,000               455,000

Insurance (1.2%)
  American Bankers Insurance,
    $3.125, Series B,
    Callable 8/7/00 @ $51.88                                  9,000               776,250
  PLC Capital Trust II, 6.50%                                 4,500               238,781
  SunAmerica, Inc., $3.188                                    5,000               232,500
                                                                                1,247,531

Medical Services (0.2%)
  Laboratory Corp. of America,
    8.50%, Series A,
    Callable 7/7/00 @ $50.00                                  4,500               235,125

Office Equipment & Supplies (Non-Computer Related) (1.5%)
  IKON Office Solutions, Inc.,
    $5.04, Series BB                                         21,500             1,553,375

Oil & Gas Exploration, Production & Services (2.9%)
  Lomak Financing Trust,
    5.75%,
    Callable 11/4/00 @ $52.013 <F3>                           5,000               245,625
  Occidental Petroleum Corp.,
    $3.875,
    Callable 2/18/98 @ $51.938 <F3>                          23,000             1,523,750
  Western Gas Resources, Inc.,
    $2.625,
    Callable 2/16/98 @ $51.575                               30,000             1,233,750
                                                                                3,003,125

Oil Marketing & Refining (0.9%)
  Ultramar Diamond Shamrock Corp.,
    5.00%, Callable
    6/15/00 @ $50.00                                         15,000               889,688

Oil-Integrated Companies (2.7%)
  Unocal Corp.,
    6.25%, Callable 9/3/00 @ $50.00                          50,000             2,850,000

Oilfield Services & Equipment (0.8%)
  ICO, Inc., $1.6875,
    Callable 12/31/97 @ $26.00                               36,050               811,125

Paper and Forest Products (3.6%)
  Fort James Corp.,
    $3.50, Series L                                          30,000             1,691,250
  International Paper Co., 5.25%,
    Callable 6/30/99 @ $50.00,
    Guaranteed by
    International Paper Co.                                  40,000             2,075,000
                                                                                3,766,250

Primary Metal & Mineral Production (0.9%)
  Amax Gold, Inc.,
    $3.75, Series B,
    Callable 8/15/98 @ $52.25                                 4,000               149,500
  Cyprus Amax Minerals Co.,
    $4.00,
    Callable 12/18/97 @ $52.00                               16,000               810,000
                                                                                  959,500

Radio & Television (2.5%)
  Cablevision System Corp.,
    8.50%, Series I,
    Callable 11/1/99 @ $25.70                                75,000             2,634,375

Real Estate Investment Trusts (5.7%)
  Equity Residential Properties Trust,
    7.00%, Series E,
    Callable 11/1/98 @ $25.875                                5,500               153,313
  Excel Realty Trust, Inc.,
    $2.125, Series A,
    Callable 2/5/02 @ $25.00                                 20,000               585,000
  FelCor Suite Hotels, Inc.,
    $1.95, Series A,
    Callable 4/30/01 @ $25.00                                33,000               944,625
  Merry Land & Investment Co., Inc.,
    $2.15, Series C,
    Callable 3/31/00 @ $25.00                                36,500             1,012,875
  Oasis Residential, Inc.,
    $2.25, Series A,
    Callable 4/30/01 @ $25.00                                25,000               625,000
  Rouse Co.,
    $3.00, Series B                                          25,500             1,274,999
  Vornado Realty Trust,
    6.50%, Series A                                          20,500             1,372,218
                                                                                5,968,030

Retail (0.9%)
  K-Mart Financing, 7.75%,
    Callable 6/17/99 @ $52.713                               17,000               941,375

Software & Computer Services (1.4%)
  Microsoft Corp.,
    $2.196, Series A                                         17,000             1,505,563

Steel (0.4%)
  USX Capital Trust I, 6.75%,
    Callable 4/1/98 @ $51.625                                10,000               469,375

Telecommunications (2.2%)
  AirTouch Communications, Inc.,
    4.25%, Series C,
    Callable 8/16/00 @ $50.00                                20,000             1,210,000
  Intermedia Communications, Inc.,
    7.00%,
    Callable 7/19/00 @ $26.00 <F3>                           15,000               508,125
  QUALCOMM Financial Trust,
    5.75%,
    Callable 3/4/00 @ $51.00 <F3>                            10,000               560,000
                                                                                2,278,125

Tobacco & Tobacco Products (0.4%)
  DECS Trust, 8.50%,
    Convertible to .8333 Shares
    of Dimon, Inc.                                           15,000               367,500

Transportation Leasing & Trucking (0.6%)
  Automatic Common Exchange
    Security Trust II, 6.50%
    (Convertible to shares of Republic
    Industries, Inc.) TRACES                                 25,000               670,313

Utilities--Electric (1.3%)
  AES Trust,
    5.38%, Series A,
    Callable 3/31/00 @ $51.68,
    Guaranteed by AES Corp.                                  10,000               595,000
  Citizens Utilities Trust,
    5.00%, Callable 2/1/99
    @ $50.00, Guaranteed by
    Citizens Utility Co.                                     16,500               789,938
                                                                                1,384,938

Utilities--Telecommunications (1.2%)
  SBC Communications, Inc.,
    7.75%, Convertible into
    Shares of Telefonos de Mexico
    or Cash                                                  10,000               472,500
  Sprint Corp., 8.25%                                        20,000               820,000
                                                                                1,292,500

Total Convertible Preferred Stock
  (Cost $42,260,845)                                                           48,281,800

CORPORATE BONDS (1.5%)
Financial Services (1.1%)
  Bank Plus Corp., Senior Notes,
    12.00%, 7/18/07,
    Callable 11/15/05 @ 110                               1,000,000             1,122,500

Insurance (0.4%)
  National Re Corp., Senior Notes,
    8.85%, 1/15/05                                          400,000               447,500

Total Corporate Bonds
  (Cost $1,506,842)                                                             1,570,000

PREFERRED STOCKS (2.6%)
Banks (2.6%)
  California Federal Preferred Capital,
    9.13%, Series A,
    Callable 12/31/02 @ $26.14                               20,000               531,250
  Chevy Chase Savings Bank,
    13.00%,
    Callable 5/1/03 @ $27.25                                 25,000               762,500
  Riggs National Corp.,
    10.75%, Series B,
    Callable 10/1/98 @ 27.25                                 50,000             1,421,875

Total Banks                                                                     2,715,625

Total Preferred Stocks
  (Cost $2,488,250)                                                             2,715,625

U.S.TREASURY BILLS (0.0%)
  12/4/97                                                $    5,000                 4,997

Total U.S.Treasury Bills
  (Cost $4,997)                                                                     4,997

Total Investments
  (Cost $92,643,277) <F1>                                      99.0%          103,967,180
Other assets in excess of liabilities                           1.0%            1,014,921

TOTAL NET ASSETS                                              100.0%         $104,982,101


<F1> Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
       Unrealized appreciation         $12,494,380
       Unrealized depreciation          (1,170,477)
       Net unrealized appreciation     $11,323,903

<F2> Non-income producing securities.
<F3> 144a security which is restricted as to resale to institutional investors.
<F4> Security has defaulted on interest payments.

STRYPES Structured Yield Product Exchangeable for Stock
TAPS Threshold Appreciation Price Secutities
TRACES Trust Automatic Common Exchange Securities

See accompanying Notes to Financial Statements




November 30, 1997

SBSF CAPITAL GROWTH FUND
Statement of Investments


SECURITY                                                   SHARES OR          VALUE
DESCRIPTION                                                PRINCIPAL AMOUNT

COMMERCIAL PAPER (1.5%)
Financial Services (1.5%)
  General Electric Capital Corp.,
    5.80%, 12/1/97                                         $ 559,553          $   559,553

Total Commercial Paper
  (Cost $559,553)                                                                 559,553

COMMON STOCKS (98.6%)
Airlines (1.0%)
  Trans World Airlines, Inc. <F2>                             50,000              378,125

Apparel (1.4%)
  Ashworth, Inc. <F2>                                         50,000              543,750

Apparel--Footwear (1.1%)
  Steven Madden Ltd. <F2>                                     60,000              423,750

Chemicals--General (0.9%)
  Brunswick Technologies, Inc. <F2>                           20,000              347,500

Commercial Services (5.7%)
  Abacus Direct Corp. <F2>                                    15,000              626,250
  Cornell Corrections, Inc. <F2>                              25,000              437,500
  Hooper Holmes, Inc.                                         40,000              635,000
  Securacom, Inc. <F2>                                        50,000              518,750
  Substance Abuse
    Technologies, Inc. <F2>                                  100,000                3,500
                                                                                2,221,000

Computers & Peripherals (6.2%)
  Eltron International, Inc. <F2>                             15,000              468,750
  In Focus Systems, Inc. <F2>                                 15,000              493,125
  Sequent Computer
    Systems, Inc. <F2>                                        18,000              418,500
  Standard Microsystems Corp. <F2>                            33,400              365,313
  UniComp, Inc. <F2>                                          70,000              682,500
                                                                                2,428,188

Construction (0.6%)
  Schuff Steel Co. <F2>                                       20,000              221,250

Cosmetics & Related (2.6%)
  Enamelon, Inc. <F2>                                         30,000              506,250
  French Fragrances, Inc. <F2>                                50,000              490,625
                                                                                  996,875

Electronic & Electrical--General (4.0%)
  Printrak International, Inc. <F2>                           29,000              282,750
  Sipex Corp. <F2>                                            20,000              622,500
  Uniphase Corp. <F2>                                         16,000              642,000
                                                                                1,547,250

Food Processing & Packaging (1.2%)
  American Italian Pasta Co.,
    Class A <F2>                                              20,000              472,500

Household Goods--Appliances,
  Furnishings & Electronics (0.5%)
  Meadowcraft, Inc. <F2>                                      14,000              187,250

Industrial Goods & Services (0.5%)
  Middleby Corp. <F2>                                         20,000              207,500

Leisure--Recreation, Gaming (4.2%)
  American Skiing Corp. <F2>                                  30,000              435,000
  Anchor Gaming <F2>                                           7,000              556,500
  The North Face, Inc. <F2>                                   30,000              652,500
                                                                                1,644,000

Manufacturing--Miscellaneous (0.8%)
  Flanders Corp. <F2>                                         40,000              300,000

Medical Equipment & Supplies (3.4%)
  Bionx Implants, Inc. <F2>                                   15,000              315,000
  Cooper Cos., Inc. <F2>                                      10,000              390,625
  Perclose, Inc. <F2>                                         15,000              307,500
  Spine-Tech, Inc. <F2>                                       10,000              329,375
                                                                                1,342,500

Medical Services (0.6%)
  Renex Corp. <F2>                                            30,000              217,500

Medical--Biotechnology (2.0%)
  Martek Biosciences Corp. <F2>                               40,000              450,000
  Matritech, Inc. <F2>                                        60,000              330,000
                                                                                  780,000

Metals--Nonferrous (0.4%)
  International Precious
    Metals Corp. <F2>                                        100,000              156,250

Oil & Gas Exploration, Production & Services (4.2%)
  Bellwether Exploration Co. <F2>                             40,000              420,000
  Continental Natural Gas, Inc. <F2>                          35,000              393,750
  Magnum Hunter
    Resources, Inc. <F2>                                      50,000              287,500
  Swift Energy Co. <F2>                                       25,000              543,750
                                                                                1,645,000

Oilfield Services & Equipment (11.3%)
  Diamond Offshore Drilling, Inc.                             10,000              498,750
  Global Industries Ltd. <F2>                                 35,000              560,000
  Grey Wolf, Inc. <F2>                                        80,000              495,000
  Marine Drilling Cos., Inc. <F2>                             20,000              455,000
  Midcoast Energy Resources, Inc.                             12,000              262,500
  Patterson Energy, Inc. <F2>                                 12,000              441,000
  Pool Energy Services Co. <F2>                               15,000              388,125
  Pride International, Inc. <F2>                              18,000              497,250
  Superior Energy Services, Inc. <F2>                         40,000              427,500
  Venture Seismic Ltd. <F2>                                   50,000              362,500
                                                                                4,387,625

Pharmaceuticals (4.5%)
  Celegene Corp. <F2>                                         33,000              299,063
  Coulter Pharmaceutical, Inc. <F2>                           25,000              490,625
  DUSA Pharmaceuticals, Inc. <F2>                             40,000              525,000
  VIVUS, Inc. <F2>                                            20,000              447,500
                                                                                1,762,188

Radio & Television (4.2%)
  Echostar Communications,
    Class A <F2>                                              30,000              536,250
  Jacor Communications, Inc. <F2>                             12,000              525,000
  Westwood One, Inc. <F2>                                     20,000              587,500
                                                                                1,648,750

Restaurants (1.6%)
  The Cheesecake Factory <F2>                                 20,000              615,000

Retail--Specialty Stores (1.2%)
  Claire's Stores, Inc.                                       20,000              452,500

Software & Computer Services (19.0%)
  Accelr8 Technology Corp. <F2>                               35,000              765,624
  At Home Corp., Series A <F2>                                20,000              412,500
  Ciber, Inc. <F2>                                            15,000              660,000
  Hyperion Software Corp. <F2>                                18,000              775,687
  Intelligent Electronics, Inc. <F2>                         100,000              512,500
  InterVU, Inc. <F2>                                          20,000              197,500
  Intuit, Inc. <F2>                                           18,000              543,375
  ISG International Software
    Group Ltd. <F2>                                           40,000              500,000
  Lycos, Inc. <F2>                                            15,000              458,438
  Mercury Interactive Corp. <F2>                              20,000              487,500
  Platinum Technology, Inc. <F2>                              20,000              520,000
  SEEC, Inc. <F2>                                             30,000              525,000
  Summit Design, Inc. <F2>                                    30,000              412,500
  Visio Corp. <F2>                                            16,000              602,000
                                                                                7,372,624

Steel (1.0%)
  NS Group, Inc. <F2>                                         20,000              375,000

Telecommunications (5.7%)
  American Communications
    Services, Inc. <F2>                                       50,000              656,250
  Mobile Telecommunication
    Technologies Corp. <F2>                                   30,000              521,250
  Paging Network, Inc. <F2>                                   40,000              482,500
  Star Telecommunications,
    Inc. <F2>                                                 20,000              575,000
                                                                                2,235,000

Tobacco & Tobacco Products (2.8%)
  800-JR CIGAR, Inc. <F2>                                     18,000              495,000
  General Cigar Holdings, Inc. <F2>                           25,000              587,500
                                                                                1,082,500

Transportation Leasing & Trucking (1.4%)
  Budget Group Inc., Class A <F2>                             15,000              532,500

Transportation Services (1.3%)
  Kitty Hawk, Inc. <F2>                                       30,000              525,000

Utilities--Telecommunications (3.3%)
  NEXTLINK Communications, Inc.,
    Class A <F2>                                              20,000              405,000
  Pacific Gateway
    Exchange, Inc. <F2>                                       15,000              583,125
  Teligent Inc., Class A ( b)                                 12,000              307,500
                                                                                1,295,625

Total Common Stocks
  (Cost $36,470,370)                                                           38,344,500

Total Investments
  (Cost $37,029,923) <F1>                                      100.1%          38,904,053
Liabilities in excess of other assets                           (0.1)%            (25,184)

TOTAL NET ASSETS                                               100.0%         $38,878,869


<F1> Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $53,854. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
         Unrealized appreciation          $5,764,495
         Unrealized depreciation          (3,944,219)
         Net unrealized appreciation      $1,820,276

<F2> Non-income producing securities.

See accompanying Notes to Financial Statements




November 30, 1997

KEY MUTUAL FUNDS
Statements of Assets and Liabilities


                                                                                     SBSF            SBSF
                                                                                     Convertible     Capital
                                                                      SBSF           Securities      Growth
                                                                      Fund           Fund            Fund

ASSETS
  Investments, at value (Cost $70,257,020; $92,643,277;
    and $37,029,923, respectively)                                    $91,824,575    $103,967,180    $38,904,053
  Interest and dividends receivable                                       108,301         888,264          1,931
  Receivable for capital shares issued                                         --          85,328             --
  Receivable for investments sold                                         214,018       1,646,655        581,981
  Unamortized organization costs                                               --              --          5,666
  Prepaid expenses and other assets                                         6,773           4,362          5,788

      Total Assets                                                     92,153,667     106,591,789     39,499,419

LIABILITIES
  Call options written, at value (premium received $417,236)              271,250              --             --
  Payable for investments purchased                                            --       1,445,847        553,549
  Accrued expenses and other payables:
    Investment advisory fees                                               57,123          63,987         25,235
    Administration fees                                                     2,566           2,836          1,327
    Accounting fees                                                           854              --             --
    Custodian fees                                                          6,383           7,421          5,944
    Transfer agent fees                                                    17,220           8,934          5,910
    Shareholder servicing fees                                              2,167          21,442          2,670
    Audit and legal fees                                                   61,668          58,132         24,186
    Other                                                                     510           1,089          1,729
      Total Liabilities                                                   419,741       1,609,688        620,550

  NET ASSETS--Applicable to 4,998,940, 7,324,852 and 3,557,883 shares
              of capital stock outstanding, respectively               91,733,926     104,982,101     38,878,869

NET ASSETS
  Shares of Capital Stock, $0.01 par value                                 49,989          73,249         35,579
  Paid in Capital                                                      51,814,829      84,673,109     32,502,273
  Undistributed (distributions in excess of)
    net investment income                                                      --         200,764             --
  Net unrealized apppreciation/ depreciation
    on investments and options                                         21,713,541      11,323,903      1,874,130
  Accumulated undistributed net realized gains
    (losses) on investment transactions                                18,155,567       8,711,076      4,466,887

NET ASSETS                                                            $91,733,926    $104,982,101    $38,878,869

NET ASSET VALUE AND REDEMPTION VALUE PER SHARE                        $     18.35    $      14.33    $     10.93




For the Year Ended November 30, 1997

KEY MUTUAL FUNDS
Statements of Operations

                                                                                     SBSF            SBSF
                                                                                     Convertible     Capital
                                                                      SBSF           Securities      Growth
                                                                      Fund           Fund            Fund

INVESTMENT INCOME
  Interest income                                                     $ 1,192,099    $ 2,554,614     $   69,414
  Dividend income                                                         127,906      2,237,034         82,346
  Foreign taxes withheld                                                  (10,129)            --             --

      Total Income                                                      1,309,876      4,791,648        151,760

EXPENSES
  Investment advisory fees                                                761,634        595,753        290,560
  Administration fees                                                     202,306        169,130         96,853
  Accounting fees                                                          13,960          9,899          5,720
  Transfer agent fees                                                      54,177         30,765         22,097
  Legal and audit fees                                                    149,529        130,119         59,232
  Custodian fees                                                           24,291         22,741         23,076
  Directors fees and expenses                                              15,269         10,462          5,457
  Shareholder reports                                                       8,412          9,678          3,875
  Registration and filing fees                                             16,617         15,267         16,096
  Shareholder servicing fees                                                8,401         57,866         19,097
  Amortization of organization costs                                           --             --          6,236
  Other expenses                                                           19,713         12,839          6,846

  Total expenses before expense waivers                                 1,274,309      1,064,519        555,145
    Less: Fee waivers                                                      (3,732)            --             --

      Net Expenses                                                      1,270,577      1,064,519        555,145

NET INVESTMENT INCOME (LOSS)                                               39,299      3,727,129       (403,385)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS
  Net realized gains from investment transactions                      18,135,348      8,742,529      5,443,373
  Net change in unrealized appreciation/ depreciation
    from investments                                                   (8,085,400)    (1,161,435)    (1,311,083)

      Net realized/unrealized gains (losses)
        from investments                                               10,049,948      7,581,094      4,132,290

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        $10,089,247    $11,308,223    $ 3,728,905

See accompanying Notes to Financial Statements




For the Years Ended November 30, 1997 and 1996

KEY MUTUAL FUNDS
Statements of Changes in Net Assets


                                                                              SBSF                          SBSF
                                            SBSF Fund            Convertible Securities Fund          Capital GrowthFund
                                      1997            1996            1997            1996            1997           1996

FROM INVESTMENT ACTIVITIES
  Operations:
    Net investment income (loss)      $     39,299    $    531,873    $  3,727,129    $  3,897,097    $ (403,385)    $  (252,695)
    Net realized gains (losses) from
      investment transactions           18,135,348      16,763,795       8,742,529       3,737,544     5,443,373        (573,100)
    Net change in unrealized
      appreciation/depreciation
      from investments                  (8,085,400)      7,632,424      (1,161,435)      6,370,235    (1,311,083)      1,847,585

  Change in net assets resulting
    from operations                     10,089,247      24,928,092      11,308,223      14,004,876     3,728,905       1,021,790

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income              (139,840)       (628,415)     (3,805,849)     (3,694,435)           --              --
  From net realized gains
    from investments                   (16,733,981)    (12,645,835)     (3,736,875)     (1,805,432)           --        (257,871)

  Change in net assets from
    distributions to shareholders      (16,873,821)    (13,274,250)     (7,542,724)     (5,499,867)           --        (257,871)

CAPITAL TRANSACTIONS
    Proceeds from shares issued          6,198,706       6,595,476      46,956,723      15,872,775      6,038,768     30,439,903
    Dividends reinvested                15,824,142      12,474,301       6,277,398       4,688,385             --        248,774
    Cost of shares redeemed            (41,587,880)    (26,490,516)    (33,495,534)    (15,799,899)    (7,877,916)    (2,889,938)

  Change in net assets from
    capital transactions               (19,565,032)     (7,420,739)     19,738,587       4,761,261     (1,839,148)    27,798,739

  Change in net assets                 (26,349,606)      4,233,103      23,504,086      13,266,270      1,889,757     28,562,658
NET ASSETS
  Beginning of period                  118,083,532     113,850,429      81,478,015      68,211,745     36,989,112      8,426,454

  End of period                       $ 91,733,926    $118,083,532    $104,982,101    $ 81,478,015    $38,878,869    $36,989,112

SHARE TRANSACTIONS
  Issued                                   352,506         384,622       3,386,376       1,270,711        595,146      3,136,929
  Reinvested                               955,564         789,960         477,615         385,311             --         26,437
  Redeemed                              (2,439,897)     (1,520,772)     (2,551,438)     (1,253,058)      (762,380)      (295,144)

  Change in shares                      (1,131,827)       (346,190)      1,312,553         402,964       (167,234)     2,868,222

See accompanying Notes to Financial Statements




SBSF FUND
Financial Highlights


                                                                              Fiscal Year Ended November 30,
                                                                1997         1996          1995          1994          1993

NET ASSET VALUE, BEGINNING OF PERIOD                            $ 19.26      $  17.58      $  14.54      $  17.59      $  15.64

Investment Activities:
  Net investment income                                            0.01          0.08          0.15          0.21          0.34
  Net realized and unrealized gains (losses) from investments      1.86          3.63          3.98         (0.94)         3.01

    Total from Investment Activities                               1.87          3.71          4.13         (0.73)         3.35

Distributions:
  Net investment income                                           (0.02)        (0.09)        (0.20)        (0.20)        (0.39)
  Net realized gains                                              (2.76)        (1.94)        (0.89)        (2.12)        (1.01)

    Total Distributions                                           (2.78)        (2.03)        (1.09)        (2.32)        (1.40)

NET ASSET VALUE, END OF PERIOD                                  $ 18.35      $  19.26      $  17.58      $  14.54      $  17.59

Total Return                                                      11.25%        23.69%        30.37%        (4.99)%       22.95%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (000)                                  $91,734      $118,084      $113,850      $109,733      $122,555
Ratio of expenses to average net assets                            1.25%         1.27%         1.26%         1.23%         1.15%
Ratio of net investment income
  to average net assets                                            0.07%         0.44%         0.93%         1.31%         2.05%
Ratio of expenses to average net assets <F1>                       1.26%         1.28%         1.26%         1.23%         1.15%
Ratio of net investment income
  to average net assets <F1>                                       0.06%         0.43%         0.93%         1.31%         2.05%
Portfolio turnover rate                                              72%           53%           59%           83%           70%
Average commission rate per share                               $0.0548      $ 0.0341            --            --            --


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.

See accompanying Notes to Financial Statements




SBSF CONVERTIBLE SECURITIES FUND
Financial Highlights


                                                                               Fiscal Year Ended November 30,

                                                               1997           1996          1995          1994          1993


NET ASSET VALUE, BEGINNING OF PERIOD                           $  13.55       $ 12.16       $ 11.05       $ 12.48       $ 10.98

Investment Activities:
  Net investment income                                            0.62          0.65          0.60          0.61          0.57
  Net realized and unrealized gains (losses) from investments      1.43          1.68          1.50         (1.12)         1.79

    Total from investment operations                               2.05          2.33          2.10         (0.51)         2.36

Distributions:
  Net investment income                                           (0.65)        (0.62)        (0.61)        (0.61)        (0.57)
  Net realized gains                                              (0.62)        (0.32)        (0.38)        (0.31)        (0.29)

    Total Distributions                                           (1.27)        (0.94)        (0.99)        (0.92)        (0.86)

Net asset value, end of period                                 $  14.33       $ 13.55       $ 12.16       $ 11.05       $ 12.48

Total Return                                                      16.26%        20.28%        20.43%        (4.36)%       22.42%

RATIOS AND SUPPLEMENTAL DATA
Net assets end of period (000)                                 $104,982       $81,478       $68,212       $58,845       $64,537
Ratio of expenses to average net assets                            1.34%         1.31%         1.31%         1.30%         1.24%
Ratio of net investment income
  to average net assets                                            4.75%         5.17%         5.36%         5.20%         4.75%
Portfolio turnover rate                                              77%           40%           52%           49%           30%
Average commission rate per share                              $ 0.0584       $0.0413            --            --            --

See accompanying Notes to Financial Statements



SBSF CAPITAL GROWTH FUND
Financial Highlights


                                                                             Fiscal Year Ended November 30,
                                                              1997          1996           1995         1994        1993 <F2>

NET ASSET VALUE, BEGINNING OF PERIOD                          $  9.93       $  9.83        $ 7.56       $ 7.88      $ 8.00

Investment Activities:
  Net investment income (loss)                                  (0.11)        (0.04)        (0.02)       (0.01)      (0.05)
  Net realized and unrealized gains (losses) from investments    1.11          0.44          2.29        (0.31)      (0.07)

    Total from Investment Activities                             1.00          0.40          2.27        (0.32)      (0.12)

Distributions:
  Net realized gains                                               --         (0.30)           --           --          --

    Total Distributions                                            --         (0.30)           --           --          --

NET ASSET VALUE, END OF PERIOD                                $ 10.93       $  9.93        $ 9.83       $ 7.56      $ 7.88

    Total Return                                                10.07%         4.22%        30.03%       (4.06)%     (1.50)% <F3>
RATIOS AND SUPPLEMENTAL DATA
Net Assets at end of period (000)                             $38,879       $36,989        $8,426       $4,141      $1,656
Ratio of expenses to average net assets                          1.43%         1.42%         1.20%        1.22%       2.50% <F4>
Ratio of net investment income
  to average net assets                                         (1.04)%       (0.76)%       (0.22)%      (0.17)%    (12.65)% <F4>
Ratio of expenses to average net assets <F1>                      <F5>         1.43%         2.04%        2.22%       3.43% <F4>
Ratio of net investment income
  to average net assets <F1>                                      <F5>        (0.77)%       (1.06)%      (1.17)%    (13.58)% <F4>
Portfolio Turnover                                                221%          221%           97%          80%         --
Average commission rate                                       $0.0561       $0.0198            --           --          --


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
<F2> From November 1, 1993 (commencement of operations) to November 30, 1993.
<F3> Not annualized.
<F4> Annualized.
<F5> There were no waivers or expense reimbursements during the period.

See accompanying Notes to Financial Statements




KEY MUTUAL FUNDS
Notes to Financial Statements

Note 1

Organization

Key Mutual Funds (collectively, the "Funds" and individually, a "Fund") were organized on May 26, 1983 under the name SBSF Funds, Inc., and are currently doing business under the name "Key Mutual Funds" (the "Company"). The Funds are registered under the Investment Company
Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Maryland Corporation. The Funds are authorized to issue 25 billion shares of $.01 par value capital stock. The Funds presently offer shares of 8 active funds. Included are the financial statements and financial highlights of the SBSF Fund, SBSF Convertible Securities Fund and the SBSF Capital Growth Fund.

The SBSF Fund's investment objective is to seek a high total return over the long term consistent with reasonable risk. The Fund pursues its objective by investing primarily in common stocks which in the opinion of Key Asset Management, Inc. ("KAM" or the "Adviser") have the potential for appreciation in excess of market averages during periods of market strength while attempting to preserve capital during periods of market weakness.

The SBSF Convertible Securities Fund's investment objective is to seek a high level of current income together with long-term capital appreciation. The Fund pursues its objective by investing primarily in convertible bonds, corporate notes, convertible preferred stocks and other securities convertible into common stock.

The SBSF Capital Growth Fund's investment objective is to seek capital appreciation. The Fund pursues its objective by investing in equity securities of companies which the Adviser believes are likely to have rapid growth in earnings or cash flow.

Reorganization

On December 2, 1997, the Board of Directors approved an agreement and plan of reorganization and liquidation ("the Plan") for the Key Mutual Funds. Under the Plan, the assets and liabilities of the Key Funds will be transferred to a newly established or currently operating Victory Portfolio as follows:



Key Mutual Funds               The Victory Portfolios

KeyChoice Growth Fund          LifeChoice Growth Investor
                                 Fund (new)
KeyChoice Moderate             LifeChoice Moderate
  Growth Fund                    Investor Fund (new)
KeyChoice Income and           LifeChoice Conservative
  Growth Fund                    Investor Fund (new)
SBSF Fund                      Victory Diversified Stock
                                 Fund--ClassA Shares
SBSF Capital Growth Fund       Victory Special Growth Fund
SBSF Convertible               Victory Convertible Securities
  Securities Fund                Fund (new)
Key Money Market               Victory Federal Money Market
  Mutual Fund                    Fund--Investor Class (new)
Key Stock Index Fund           Victory Stock Index Fund


Shares of the Victory Portfolios will be distributed to the Key Funds' shareholders in complete liquidation of each Key Fund. It is expected that the reorganization will be treated as a tax-free transaction to the shareholders of the Funds. A special Shareholder Meeting to approve the plan is currently expected to be held in March 1998. If the shareholders approve the merger and necessary regulatory approval is obtained, it is expected that the merger will take place in March 1998.

Note 2

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a) Securities Valuation

Securities traded on securities exchanges or the Nasdaq National Market are valued as of the close of regular trading of the New York Stock Exchange which is generally 4:00 p.m. (Eastern Time) on each business day of the Funds. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price or, in the absence of sales, at the mean between the most recent bid and offer price. Listed debt securities and over-the-counter securities are valued at the mean between the most recent bid and offer price. Securities for which quotations are not readily available and any other assets are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Money market instruments with maturities over sixty days are valued at market value, and those with maturities of sixty days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies.

(b) Securities Transactions and Related Income

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(c) Repurchase Agreements

Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Funds' investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

(d) Securities Lending

The Funds may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities approved by the Board. The Company will limit its securities lending to 33 1/3% of the total assets of each Fund.
Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Company pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 102% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Loans are subject to termination by the Funds or the borrower at any time. During the year ended November 30, 1997, the Funds did not loan any securities.

(e) Dividends to Shareholders

Dividends from net investment income are declared and paid quarterly for the SBSF Convertible Securities Fund. Dividends from net investment income, if any, are declared and paid semi-annually for the SBSF Fund and the SBSF Capital Growth Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

(f) Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

(g) Other

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or other appropriate basis.

Costs incurred in connection with the organization of the SBSF Capital Growth Fund are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Fund commenced operations.

Note 3

Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended November 30, 1997 were as follows:



                                    Purchases       Sales

SBSF Fund                           $70,667,142     $103,316,190
SBSF Convertible Securities Fund    $72,625,188      $59,134,404
SBSF Capital Growth Fund            $80,319,036      $82,998,182



The SBSF Fund's activity in written options for the year ended November 30, 1997 was as follows:



                                      Principal
                                      Amount of         Contract
                                      Contracts         Premium

Balance at beginning of period        $      0          $      0
Options written                        271,250           417,236
Options closed                               0                 0
Options exercised                            0                 0

Options outstanding
  at end of period                    $271,250          $417,236


Note 4

Related Party Transactions

Investment advisory services are provided to the Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. On February 28, 1997, Key Asset Management Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including KeyCorp Mutual Fund Advisers Inc., Spears, Benzak, Salomon & Farrell,
Inc. ("SBSF"), Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees of 0.75% of the average daily net assets of the Funds. KeyTrust Company of Ohio, N.A., a subsidiary of KeyCorp and an affiliate of the Adviser, serving as custodian for all of the Funds, received custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as a Shareholder Servicing Agent for the Funds. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options,account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds serviced.

BISYS Fund Services (the "Administrator"), an indirect, wholly-owned subsidiary of The BISYS Group, Inc.("BISYS") serves as the administrator and distributor to the Funds. Certain officers of the Funds are affiliated with BISYS. Such officers receive no direct payments or fees from the Fund for serving as officers.

Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.25% of the first $50 million and 0.15% of such net assets in excess of $50 million. Pursuant to its authority to delegate its responsibilities under the Administration Agreement, BISYS entered into a Sub-Administration Agreement with KAM whereby KAM performs certain sub-administrative services for the Funds at the expense of BISYS.

As of October 13, 1997, BISYS Fund Services, Ohio, Inc., an affiliate of BISYS, serves the Funds as Mutual Fund Accountant. Under the terms of the Fund Accounting Agreement, the fee is based on a percentage of average daily net assets in addition to reimbursement of actual out-of-pocket expenses incurred. Prior to October 13, 1997, Spears, Benzak, Salomon & Farrell, provided these services.

Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

Additional information regarding related party transactions is as follows for the year ended November 30, 1997:



                         Administration
                         Fees
                         Voluntarily
                         Reduced

SBSF Fund                $3,732



Note 5

Federal Income Tax Information (Unaudited)

For the taxable year ended November 30, 1997, the following percentages of income dividends paid by the following Funds qualify for the dividends received deduction available to corporations:



                                     Qualified
                                     Dividend
                                     Income

SBSF Fund                             0.75%
SBSF Convertible Securities Fund     39.52%



KEY MUTUAL FUNDS
Report of Independent Accountants

To the Board of Directors and Shareholders of Key Mutual Funds (SBSF Funds, Inc.):

We have audited the accompanying statements of assets and liabilities of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund, three portfolios of the Key Mutual Funds (SBSF Funds, Inc.), including the schedules of portfolio investments, as of November 30, 1997, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Key Mutual Funds' (SBSF Funds, Inc.'s) management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund for the periods ended November 30, 1996 were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation and verification by examination of securities owned as of November 30, 1997 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SBSF Fund, the SBSF Convertible Securities Fund and the SBSF Capital Growth Fund as of November 30, 1997, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.
Columbus, Ohio
January 16, 1998

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